Goodwill	12 Months Ended
Dec. 31, 2017
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill
Goodwill
Changes in goodwill are summarized as follows:

Year ended December 31	2016	2017
(in millions)	EUR	EUR

Cost
Balance at beginning of year	2,624.6	4,873.9
Acquisition through business combinations	2,115.1	—
Effect of changes in exchange rates	134.2	(332.8)
Balance at end of year	4,873.9	4,541.1

For more information with respect to business combinations, see Note 2 Business combinations.
Goodwill is tested for impairment annually at the start of the fourth quarter and whenever events or changes in circumstances indicate that the carrying amount of the goodwill may not be recoverable.
Goodwill mainly results from the acquisitions of Cymer and HMI. Within ASML we have identified two reporting units, which are Reporting Unit ASML and Reporting Unit Cymer Light Sources.
As of December 31, 2017 the goodwill allocated to Reporting Unit ASML amounts to EUR 4,078.8 million (2016: EUR 4,348.0 million) and for Reporting Unit Cymer Light Sources this amounts to EUR 462.3 million (2016: EUR 525.9 million).
For 2017 and 2016, the fair value calculations of the reporting units were performed by discounting the future cash flows generated from the continuing use of the reporting units. Cash flows beyond the forecasted period of 5 years have been extrapolated using a 0 percent growth rate.
The pre-tax WACC used to determine the expected discounted future cash flows is 10.2 percent for Reporting Unit ASML and 12.7 percent for Reporting Unit Cymer Light Sources.
Based on the recoverability testing during the annual goodwill impairment test, we believe that the fair values of the reporting units significantly exceed their carrying amounts, and therefore goodwill was not impaired as of December 31, 2017.